                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   Morgan Stanley India Investment Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley India Investment Fund, Inc. (the "Fund") will be held on Wednesday, June 19, 1996, at 8:30 A.M. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1.  To elect two Class II Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1996 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       VALERIE Y. LEWIS
                                       Secretary

Dated: May 15, 1996

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

     This statement is furnished by the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 19, 1996, at 8:30 A.M. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 15, 1996.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meeting.

     The close of business on April 26, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 35,707,092 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY INDIA INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank, N.A. ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank is One Chase Manhattan Plaza, New York, New York 10081, and the business address of Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Barton M. Biggs and John A. Levin as Class II Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of John Sun Yue Chu, Warren J. Olsen and Fergus Reid. Class II consists of Barton M. Biggs and John
A. Levin. Class III consists of Gerard E. Jones and R.M.J. Gerard La Hausse de la Louviere. Only the Directors in Class II are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Gerard E. Jones, John A. Levin and Fergus Reid, none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1995. For the fiscal year ended December 31, 1995, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and executive officers of the Fund is set forth below:

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS AND            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND            OTHER AFFILIATIONS        AGE     1996**      ARRANGEMENTS+  PERCENT
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
Barton M. Biggs*............... Nominee;        Chairman, Director and Managing  63            0            --        ***
  1221 Avenue of the Americas     Director; and   Director of Morgan Stanley
  New York, New York 10020        Chairman of     Asset Management Inc. and
                                  the Board       Chairman and Director of
                                  since 1994      Morgan Stanley Asset
                                                  Management Limited; Managing
                                                  Director of Morgan Stanley &
                                                  Co. Incorporated; Director of
                                                  Morgan Stanley Group Inc.;
                                                  Member of the Investment
                                                  Advisory Council of The
                                                  Thailand Fund; Director of the
                                                  Rand McNally Company; Member
                                                  of the Yale Development Board;
                                                  Director and Chairman of the
                                                  Board of sixteen U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
John Sun Yue Chu............... Director        Finance director of the ABC      59            0             0        ***
  Orchard Towers                  since 1994    Group of Companies. Previously
  Quatre Bornes                                   Managing Director of Crown
  Mauritius                                       Eagle Investments Ltd.
Gerard E. Jones................ Director        Partner in Richards & O'Neil,    59        5,456             0        ***
  Richards & O'Neil, LLP          since 1994    LLP; Director of Morgan Stanley
  43 Arch Street                                  Institutional Fund, Inc., PCS
  Greenwich, Connecticut 06830                    Cash Fund, Inc. and Morgan
                                                  Stanley Fund, Inc.
R.M.J. Gerard La Hausse........ Director        Previously Managing Director of  68            0             0        ***
  de la Louviere                  since 1994    the Anglo-Mauritius Assurance
  Saint Clement Street                            Society Limited; Director of
  Curepipe                                        National Mutual Fund Limited,
  Mauritius                                       Les Moulins de la Concorde
                                                  Limitee, Mauritius Development
                                                  Investment Trust Co. Ltd., Sun
                                                  Resorts Limited, Dinarobin
                                                  Inns and Motels Co. Ltd., The
                                                  Mount S.E. Co. Ltd. and
                                                  Pharmacie Nouvelle Ltd.
John A. Levin.................. Nominee;        President of John A. Levin &     57        5,000         1,067        ***
  One Rockefeller Plaza           Director      Co., Inc.; Director of thirteen
  New York, New York 10020        since 1994      U.S. registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS AND            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND            OTHER AFFILIATIONS        AGE     1996**      ARRANGEMENTS+  PERCENT
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
Warren J. Olsen*............... Director since  Principal of Morgan Stanley &    39            0            --        ***
  1221 Avenue of the Americas     1995 and        Co. Incorporated and Morgan
  New York, New York 10020        President       Stanley Asset Management Inc.;
                                  since 1994      Director and President of
                                                  sixteen U.S. registered
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc.
Fergus Reid.................... Director        Chairman and Chief Executive     63            0             0        ***
  85 Charles Colman Boulevard     since 1995      Officer of Lumelite
  Pawling, New York 12564                         Corporation; Trustee and
                                                  Director of Vista Mutual Fund
                                                  Group; Director of Morgan
                                                  Stanley Institutional Fund,
                                                  Inc., PCS Cash Fund, Inc. and
                                                  Morgan Stanley Fund, Inc.
James W. Grisham*.............. Vice President  Principal of Morgan Stanley &    54        1,710            --        ***
  1221 Avenue of the Americas     since 1994      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
Harold J. Schaaff, Jr.*........ Vice President  Principal of Morgan Stanley &    35            0            --        ***
  1221 Avenue of the Americas     since 1994      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  General Counsel and Secretary
                                                  of Morgan Stanley Asset
                                                  Management Inc.; Officer of
                                                  various investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.
Joseph P. Stadler*............. Vice President  Vice President of Morgan Stanley 41            0            --        ***
  1221 Avenue of the Americas     since 1994      & Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously with Price
                                                  Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary       Vice President of Morgan Stanley 40            0            --        ***
  1221 Avenue of the Americas      since 1994     & Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously with Citicorp.

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS AND            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND            OTHER AFFILIATIONS        AGE     1996**      ARRANGEMENTS+  PERCENT
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
James R. Rooney................ Treasurer since Assistant Vice President and     37            0            --        ***
  73 Tremont Street               1994            Manager of Fund
  Boston, Massachusetts 02108                     Administration, Chase Global
                                                  Funds Services Company;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously Assistant Vice
                                                  President and Manager of Fund
                                                  Compliance and Control,
                                                  Scudder Stevens & Clark Inc.
                                                  and Audit Manager, Ernst &
                                                  Young LLP.
Joanna M. Haigney.............. Assistant       Supervisor, Fund Administration, 29            0            --        ***
  73 Tremont Street               Treasurer       Chase Global Funds Services
  Boston, Massachusetts 02108     since 1995      Company; Officer of various
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  Audit Supervisor, Coopers &
                                                  Lybrand LLP.
                                                                                       -----------       -----      -------
All Directors and Officers as a Group...........................................          12,166         1,067        ***
                                                                                       ===========   ============   =======

- ---------------

  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Manager.

 ** This information has been furnished by each Director and officer.

*** Less than 1%.

  + Indicates share equivalents owned by the Directors and held in bookkeeping accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $6,000. Each of the members of the Fund's Audit Committee receives an additional fee of $1,100 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1995 were approximately $63,000.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding-up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, John A. Levin is the only Director who has entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid or payable by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies for the fiscal year ended December 31, 1995.

                                                                   TOTAL COMPENSATION  NUMBER OF FUNDS
                             AGGREGATE     PENSION OR RETIREMENT     FROM FUND AND     IN FUND COMPLEX
                           COMPENSATION   BENEFITS ACCRUED AS PART FUND COMPLEX PAID      FOR WHICH
    NAME OF DIRECTORS     FROM FUND(2)(3)  OF THE FUND'S EXPENSES  TO DIRECTORS(2)(4) DIRECTOR SERVES(5)
- ----------------------------------------- ------------------------ ------------------ ------------------
Barton M. Biggs(1)            $     0           None                    $      0               16
Warren J. Olsen(1)                  0           None                           0               16
John Sun Yue Chu               10,500           None                      10,500                1
Gerard E. Jones                10,425           None                      78,822                9
R.M.J. Gerard La Hausse        10,500           None                      10,500                1
John A. Levin                   8,800           None                      49,546               13
Fergus Reid                     3,550           None                      56,388                5
Richard E. Salomon              1,646           None                       3,253                2

- ---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.

(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1995, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Levin earned $8,800 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. This amount is included in Mr. Levin's aggregate compensation from the Fund reported in this table.

(4) Mr. Levin earned $21,796 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. This amount is included in Mr. Levin's aggregate compensation from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1995.

(6) On March 14, 1995, Mr. Salomon resigned as a Director of the Fund and the other fund in the Fund Complex on the board of directors of which he served. As of the date hereof, Mr. Salomon does not serve as director on any boards of directors of investment companies in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Certain Forms 5--Annual Statement of Beneficial Ownership of Securities were filed late by management of the Fund, which had undertaken to file such forms on behalf of the Directors and officers of the Fund. A Form 5 was filed late for each of Mr. Biggs with respect to two transactions in the Fund's shares, Mr. Grisham with respect to one transaction in the Fund's shares and Mr. Gerard E. Jones with respect to three transactions in the Fund's shares.

     The election of Messrs. Biggs and Levin requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at April 26, 1996:

NAME AND ADDRESS OF BENEFICIAL            AMOUNT AND NATURE OF            PERCENT
OWNER                                     BENEFICIAL OWNERSHIP           OF CLASS
- ---------------------------------   ---------------------------------  -------------
FMR Corp.*.......................   2,883,600 shares, with no voting       8.08%
  82 Devonshire Street              power and sole dispositive
  Boston, Massachusetts 02109       power**

- ---------------

 * Includes 2,812,800 shares held by Fidelity Management & Research Company, which comprise 7.88% of shares outstanding and 70,800 shares held by Fidelity Management Trust Company, which comprise 0.20% of shares outstanding. Edward
   C. Johnson 3rd, through his control of FMR Corp., is deemed the beneficial owner of the 2,883,600 shares beneficially owned by FMR Corp.

** Based on a Schedule 13G filed with the Commission on February 13, 1995.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 16, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 15, 1996

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVE-
LOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        MORGAN STANLEY INDIA INVESTMENT FUND, INC.

P                        C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                               1221 AVENUE OF THE AMERICAS
R                               NEW YORK, NEW YORK  10020

O              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X         The undersigned hereby constitutes and appoints WARREN J. OLSEN,
     VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies
Y for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 26, 1996 at the Annual Meeting of Stockholders to be held on June 19, 1996, and at any adjournment thereof.

          The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 15, 1996.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                                  -----------
                                  SEE REVERSE
                                      SIDE
                                  -----------

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

                                                          FOR  WITHHELD
1.  Election of the following nominees as Directors:      [ ]    [ ]

    Class II Nominees: Barton M. Biggs, John A. Levin

    -------------------------------------------------------------------
    For all nominees except as noted above

                                                          FOR  AGAINST  ABSTAIN

2.  Ratification of the selection of Price Waterhouse     [ ]    [ ]      [ ]
    LLP as independent accountants.

3. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the two Class II Nominees and in favor of Proposal No. 2. Please sign exactly as your name appears. When shares are held by joint tenants, each joint tenant should sign.

SIGNATURE(S)                                           DATE              , 1996
             --------------------------------------         -------------

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.